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Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, David J. Teece, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of LECG Corporation for the fiscal quarter and nine months ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

Date: November 9, 2004	By:	/s/ DAVID J. TEECE David J. Teece Chairman

        I, John C. Burke, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of LECG Corporation for the fiscal quarter and nine months ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

Date: November 9, 2004	By:	/s/ JOHN C. BURKE John C. Burke Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002